Exhibit 99.1

ANNEX A

 The Trust Student Loan Pool as of April 30, 2016

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

●
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

●	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

●	was more than 120 days past the final disbursement;

●	was not more than 210 days past due;

●	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

●	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on  December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2016, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,580,269 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 7 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

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The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$667,299,869
Aggregate Outstanding Principal Balance – Treasury Bill	$89,747,045
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.45%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$577,552,824
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.55%
Number of Borrowers	18,038
Average Outstanding Principal Balance Per Borrower	$36,994
Number of Loans	31,200
Average Outstanding Principal Balance Per Loan – Treasury Bill	$29,387
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$20,520
Weighted Average Remaining Term to Scheduled Maturity	181 months
Weighted Average Annual Interest Rate	7.32%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	2	76,714	*
3.51% to 4.00%	2	54,557	*
4.01% to 4.50%	0	0	0.0
4.51% to 5.00%	20	144,472	*
5.01% to 5.50%	476	6,410,719	1.0
5.51% to 6.00%	2,821	43,074,260	6.5
6.01% to 6.50%	5,888	101,029,881	15.1
6.51% to 7.00%	9,261	173,676,606	26.0
7.01% to 7.50%	1,799	39,846,110	6.0
7.51% to 8.00%	4,185	110,103,954	16.5
8.01% to 8.50%	5,751	154,850,109	23.2
Equal to or greater than 8.51%	995	38,032,486	5.7

Total	31,200	$667,299,869	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,039	$4,611,749	0.7%
$5,000.00-$9,999.99	2,309	17,862,634	2.7
$10,000.00-$14,999.99	2,271	28,075,079	4.2
$15,000.00-$19,999.99	1,621	28,073,851	4.2
$20,000.00-$24,999.99	1,396	31,427,866	4.7
$25,000.00-$29,999.99	1,227	33,716,730	5.1
$30,000.00-$34,999.99	959	31,092,341	4.7
$35,000.00-$39,999.99	793	29,669,171	4.4
$40,000.00-$44,999.99	650	27,624,424	4.1
$45,000.00-$49,999.99	590	27,940,598	4.2
$50,000.00-$54,999.99	486	25,430,162	3.8
$55,000.00-$59,999.99	452	26,009,232	3.9
$60,000.00-$64,999.99	382	23,858,296	3.6
$65,000.00-$69,999.99	323	21,820,144	3.3
$70,000.00-$74,999.99	285	20,678,731	3.1
$75,000.00-$79,999.99	250	19,355,140	2.9
$80,000.00-$84,999.99	224	18,483,223	2.8
$85,000.00-$89,999.99	201	17,576,979	2.6
$90,000.00-$94,999.99	134	12,403,599	1.9
$95,000.00-$99,999.99	150	14,612,826	2.2
$100,000.00 and above	1,296	206,977,094	31.0

Total	18,038	$667,299,869	100.0

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	29,407	$607,305,166	91.0%
31-60 days	673	21,581,240	3.2
61-90 days	303	11,130,482	1.7
91-120 days	184	6,196,957	0.9
121-150 days	136	5,097,109	0.8
151-180 days	103	3,423,086	0.5
181-210 days	81	2,863,323	0.4
Greater than 210 days	313	9,702,506	1.5

Total	31,200	$667,299,869	100%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	71	$21,338	*
4 to 12	756	573,319	0.1%
13 to 24	893	1,803,419	0.3
25 to 36	755	2,927,834	0.4
37 to 48	901	4,722,836	0.7
49 to 60	1,272	8,251,124	1.2
61 to 72	3,368	21,375,836	3.2
73 to 84	2,004	16,561,052	2.5
85 to 96	1,402	13,606,007	2.0
97 to 108	1,256	15,020,378	2.3
109 to 120	1,359	20,774,370	3.1
121 to 132	3,361	71,389,933	10.7
133 to 144	2,432	60,507,397	9.1
145 to 156	1,473	40,130,949	6.0
157 to 168	1,290	37,313,892	5.6
169 to 180	1,251	37,933,279	5.7
181 to 192	1,859	54,489,660	8.2
193 to 204	1,180	37,651,549	5.6
205 to 216	796	28,904,573	4.3
217 to 228	612	24,698,962	3.7
229 to 240	680	30,116,703	4.5
241 to 252	573	26,152,081	3.9
253 to 264	395	20,559,811	3.1
265 to 276	294	15,454,758	2.3
277 to 288	223	14,188,525	2.1
289 to 300	239	14,752,520	2.2
301 to 312	176	13,736,569	2.1
313 to 324	36	2,662,603	0.4
325 to 336	58	4,560,855	0.7
337 to 348	42	4,443,571	0.7
349 to 360	122	13,695,581	2.1
361 and above	71	8,318,587	1.2

Total	31,200	$667,299,869	$100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,459	$40,005,657	6.0%
Forbearance	2,051	66,738,504	10.0
Repayment
First year in repayment	490	27,879,888	4.2
Second year in repayment	457	24,378,253	3.7
Third year in repayment	526	25,338,926	3.8
More than 3 years in repayment	26,217	482,958,640	72.4

Total	31,200	$667,299,869	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date. The borrower:

●	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

●	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 107.2 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.6	-	218.8
Forbearance	-	4.6	214.1
Repayment	-	-	174.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future. Of the $40,005,657 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $24,883,949 or approximately 62.2% of such loans are to borrowers who had not graduated as of that date. We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs. As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans. See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	367	$8,749,860	1.3%
Alaska	56	836,531	0.1
Arizona	655	14,508,255	2.2
Arkansas	357	6,607,421	1.0
California	3,586	87,845,493	13.2
Colorado	676	13,126,235	2.0
Connecticut	247	4,808,768	0.7
Delaware	80	1,647,259	0.2
District of Columbia	129	3,382,152	0.5
Florida	1,657	41,669,276	6.2
Georgia	1,185	29,088,039	4.4
Hawaii	106	1,970,126	0.3
Idaho	190	3,729,271	0.6
Illinois	1,539	28,480,163	4.3
Indiana	445	7,602,858	1.1
Iowa	233	3,673,387	0.6
Kansas	754	13,920,249	2.1
Kentucky	242	4,850,347	0.7
Louisiana	1,141	25,443,206	3.8
Maine	95	1,731,563	0.3
Maryland	609	15,085,628	2.3
Massachusetts	485	9,643,403	1.4
Michigan	1,050	24,402,386	3.7
Minnesota	840	13,515,492	2.0
Mississippi	435	9,026,570	1.4
Missouri	983	19,745,392	3.0
Montana	87	1,567,430	0.2
Nebraska	134	2,790,870	0.4
Nevada	252	5,244,631	0.8
New Hampshire	95	1,642,352	0.2
New Jersey	470	11,249,603	1.7
New Mexico	120	2,829,642	0.4
New York	1,209	27,110,838	4.1
North Carolina	521	11,363,809	1.7
North Dakota	30	366,750	0.1
Ohio	175	3,259,016	0.5
Oklahoma	857	16,228,083	2.4
Oregon	761	17,183,798	2.6
Pennsylvania	695	13,180,899	2.0
Rhode Island	40	976,429	0.1
South Carolina	278	6,513,357	1.0
South Dakota	43	779,277	0.1
Tennessee	738	15,752,203	2.4
Texas	3,163	66,010,191	9.9
Utah	137	2,850,930	0.4
Vermont	20	521,072	0.1
Virginia	696	14,504,519	2.2
Washington	1,427	27,114,586	4.1
West Virginia	81	1,532,954	0.2
Wisconsin	696	14,321,632	2.1
Wyoming	45	846,359	0.1
Other	288	6,469,311	1.0

Total	31,200	$667,299,869	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	14,463	$246,031,015	36.9%
Other Repayment Options(1)	16,737	421,268,854	63.1

Total	31,200	$667,299,869	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 685 loans with an aggregate outstanding principal balance of $29,827,494 currently in an interest-only period.  These interest-only loans represent approximately 4.5% of the aggregate outstanding principal balance of the trust student loans. Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date. If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	15,462	$296,424,258	44.5%
Unsubsidized	15,738	370,875,610	55.6

Total	31,200	$667,299,869	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	112	$2,856,642	0.4%
October 1, 1993 through June 30, 2006	31,088	664,443,227	99.6
July 1, 2006 and later	0	0	0.0

Total	31,200	$667,299,869	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,111	$28,360,243	4.2%
College Assist	92	1,683,496	0.3
Educational Credit Management Corporation	946	25,082,650	3.8
Great Lakes Higher Education Corporation	1,071	24,665,864	3.7
Illinois Student Assistance Commission	1,405	25,512,979	3.8
Kentucky Higher Education Assistance Authority	147	2,872,591	0.4
Louisiana Office Of Student Financial Assistance	459	7,960,698	1.2
Michigan Guaranty Agency	673	14,112,502	2.1
Montana Guaranteed Student Loan Program	6	70,385	*
New Jersey Higher Education Student Assistance Authority	318	6,712,095	1.0
New York State Higher Education Services Corporation	1,711	35,669,714	5.3
Northwest Education Loan Association	1,194	21,122,653	3.2
Oklahoma Guaranteed Student Loan Program	934	17,033,247	2.6
Pennsylvania Higher Education Assistance Agency	3,109	65,418,260	9.8
Tennessee Student Assistance Corporation	550	9,860,605	1.5
Texas Guaranteed Student Loan Corporation	2,803	57,272,518	8.6
United Student Aid Funds, Inc.	13,671	323,889,369	48.5

Total	31,200	$667,299,869	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.
United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960. In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest and Education@Work, Inc., an Ohio non-profit corporation.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’

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losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2014, USA Funds held net assets on behalf of the federal reserve fund of approximately $157 million. Through September 30, 2014, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $56.8 billion. Also, as of September 30, 2014, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $157 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	0.394%	0.354%	0.313%	0.277%	0.251%

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:
	Recovery Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	32.17%	31.82%	30.55%	32.01%	%

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USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows:
	Loss Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	4.71%	4.73%	4.74%	4.73%	4.71%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:
	Claims Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	1.69%	1.58%	1.41%	1.48%	0.60%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-1